Developing Communities Since 1929 NYSE LEV May 25, 2006

Some of the statements contained in this presentation include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act" ), that involve substantial risks and uncertainties. Some of the forward-looking statements can be identified by the use of words such as "anticipate," "believe," "estimate," "may," "intend," "expect," "will," "should," "seeks" or other similar expressions. Forward-looking statements are based largely on management's expectations and involve inherent risks and uncertainties. In addition to the risks identified below, you should refer to our periodic and current reports filed with the United States Securities and Exchange Commission (the "SEC") for specific risks which could cause actual results to be significantly different from those expressed or implied by those forward-looking statements. When considering those forward-looking statements, you should keep in mind the risks, uncertainties and other cautionary statements in this presentation and in our SEC reports. Some factors which may affect the accuracy of the forward-looking statements apply generally to the real estate industry, while other factors apply directly to us. Any number of important factors could cause actual results to differ materially from those in the forward-looking statements include: The impact of economic, competitive and other factors affecting the Company and its operations; the impact of hurricanes and tropical storms in the areas in which we operate; The market for real estate generally and in the areas where the Company has developments, including the impact of market conditions on the Company's margins; Delays in opening planned new communities; the availability and price of land suitable for development in our current market and in markets where we intend to expand; Our ability to successfully expand into new markets and the demand in those markets meeting the Company's expectations; shortages and increased costs of construction materials and labor; The effects of increases in interest rates; the Company's ability to realize the expected benefits of its expanded platform, technology investments, growth initiatives and strategic objectives; The Company's ability to timely deliver homes from backlog, shorten delivery cycles and improve construction efficiency; and the Company's success at managing the risks involved in the foregoing. Many of these factors are beyond our control. The Company cautions that the foregoing factors are not exclusive. FORWARD-LOOKING STATEMENTS

America's Oldest Home Builder (1929) William J. Levitt, Father of suburbia Developer of Levittowns in New York, New Jersey and Pennsylvania Residential Builder of over 200,000 homes

THE LEVITT BRAND Building a Proud Legacy

Assets $953 Million Shareholders' Equity $350 Million Market Capitalization $320 Million Note: Assets and shareholders' equity as of 03/31/06 Market capitalization as of 05/23/06 KEY HIGHLIGHTS

KEY FINANCIAL HIGHLIGHTS 2000 - 2005 CAGR Revenue Up 40% Net Income Up 51% Diluted EPS Up 42%

KEY FINANCIAL HIGHLIGHTS 2004 vs. 2005 Revenue Up 1% Net Income Down 4% Diluted EPS Down 10%

INVENTORY Strengthening and diversifying inventory *Actively selling communities > 100 units **Projected based on scheduled openings and not reduced by potential sales between April and December *

2005 - 2006 STRATEGIC INITIATIVES Organizational redesign Customer care and quality Information Technology Strengthen and diversify inventory Levitt University Strengthen management team Performance management Office consolidation The "Levitt Way"

PREPARING FOR FUTURE GROWTH Improving infrastructure, systems & processes Stronger and more diversified inventory position as a result of opening 13 new communities and expansion into regions outside the state of Florida Expanding management team and staff Continued investments in infrastructure necessary to fund projects launched in 2005 and to realize growth goals 2006 financial results projected to be lower than 2005 Improvement in Homebuilding offset by lower third party land sales and higher SG&A

2001 2002 2003 2004 2005 3 Mo. '05 3 Mo. '06 144.25 209.4 285.5 554.5 561.9 199.8 126.55 CONSOLIDATED REVENUE (Dollars in Millions) Compound Growth 41% (37%)

NET INCOME (Dollars in Millions) 2001 2002 2003 2004 2005 3 Mo. '05 3 Mo. '06 7.52 19.51 26.8 57.4 54.9 29.818 1 Compound Growth 64%

LEVITT CORPORATION HOMEBUILDING DIVISION LAND DIVISION

HOMEBUILDING DIVISION A Leader in Active Adult Communities

HOMEBUILDING DIVISION Homes & Communities

HOMEBUILDING DIVISION Homes & Communities

FLORIDA # 1 State for Homebuilding *2004 Single-unit housing additions Source: Population Division, U.S. Census Bureau 4 1 13 19 Florida 198,430 Homes* Estimated 350,000 people migrated to Florida from July 2004 - July 2005 Source: Population Division, U.S. Census Bureau

Currently developing 13 communities in Florida. Other communities are located in Georgia, South Carolina and Tennessee. Myrtle Beach Jacksonville Orlando St. Lucie Fort Myers Sarasota Atlanta Nashville Memphis LEVITT MARKETS Driving Growth in the Southeast Tampa

2001 2002 2003 2004 2005 3 Mo. '05 3 Mo. '06 Levitt and Sons 146.87 204.73 513.44 427.9 547 165.346 169.387 NEW ORDERS (Dollars in Millions) Units 694 980 2,240 2% Compound Growth 39% 1,679 1,767 605 506

2001 2002 2003 2004 2005 3 Mo. '05 3 Mo. '06 Levitt and Sons 211.627 208.908 229.212 254.863 309.59 273.3 334.76 NEW ORDERS Average Selling Prices (Dollars in Thousands) 23%

2001 2002 2003 2004 2005 3 Mo. '05 3 Mo. '06 Levitt and Sons 125.04 167.53 458.77 448.64 557.3 496 608.4 BACKLOG OF SIGNED CONTRACTS (Dollars in Millions) Units 584 824 2,053 Compound Growth 45% 1,814 1,792 23% 1,859 1,918

2001 2002 2003 2004 2005 3 Mo. '05 3 Mo. '06 Levitt and Sons 597 740 1011 2126 1789 501 439 DELIVERIES (Housing Units) $195,000 $219,000 $220,000 Average Sales Price of Homes Delivered Compound Growth 32% $222,000 $245,000 (12%) $236,000 $269,000

TOTAL HOME SALE REVENUES (Dollars in Millions) 2001 2002 2003 2004 2005 3 Mo. '05 3 Mo. '06 117.7 162.4 222.3 472.3 438.4 117.98 118.275 Compound Growth 39% 0.2%

2001 2002 2003 2004 2005 3 Mo. '05 3 Mo. '06 0.188 0.191 0.221 0.214 0.208 0.207 0.184 HOME SALES MARGIN

LAND DIVISION Developer of Master Planned Communities Community Master Plan encompasses: Residential Commercial Public use (schools, parks, etc.) Residential tracts Sold as raw land or developed lots Customers include Levitt and Sons and independent builders such as Lennar, Pulte and Toll Brothers Commercial tracts Land sold/leased to independent developers Land sold/leased to commercial users Vertical development by Core sold/leased to commercial users

Port St. Lucie: Nation's fastest growing large city* MASTER PLANNED COMMUNITIES *Reported by U.S. Census Bureau on June 30, 2005 for the period of July 1, 2003 to July 1, 2004. St. Lucie West Tradition Hardeeville, SC Acquired September, 2005

Original 4,600-acre Master Planned Community 4 Acres Remaining to be Sold Under Contract Location of the PGA Country Club Tradition Field Home of New York Mets spring training St. Lucie Mets farm club 6th Fastest selling Master Planned Community in 2003* Florida *Source: Robert Charles Lesser & Co

Total 8,200-acre Master Planned Community (5,800 saleable acres) 1,600 acres sold to date 5 miles frontage on Interstate 95 15th fastest selling Master Planned Community in 2005* and Top 3 in Florida Expected to include ~ 18,000 residential units and ~ 8.5 million square feet of commercial space *Source: Robert Charles Lesser & Co.

Total 5,400-acre Master Planned Community, (3,000 saleable acres) 3 miles frontage on Interstate 95 2 miles frontage on Highway 278 Located between Savannah and Hilton Head Entitled for 9,500 residential units and 1.5 million square feet of commercial space Focus on retirement and pre- retirement market

Book Value Acres Total Per Acre Florida Total Acres* 6,646 Saleable Acres (est.) 4,063 $104 mil. $26,000 South Carolina Total Acres* 5,390 Saleable Acres (est.) 2,973 $ 44 mil. $15,000 Sales Value Acres Total Per Acre Backlog - Florida 195 $ 34 mil. $173,000 LAND DIVISION Land Inventory - Investment As of 3/31/2006 *Includes non-saleable acreage

2001 2002 2003 2004 2005 3 Mo. '05 3 Mo. '06 0.51 0.467 0.43 0.555 0.52 0.593 0.31 LAND DIVISION MARGIN

NYSE - BXG 31% owned by Levitt Corporation Operator of resort properties under the timeshare model Operates throughout the U.S., primarily "drive to" destinations More than 150,000 resort owners Over 40 resorts Developer of residential and golf communities Over 49,000 homesites sold in 32 States since 1985 BLUEGREEN CORPORATION

2001 2002 2003 2004 2005 3 Mo. '05 3 Mo. '06 12 16 20 42.6 46.5 6.4 1 BLUEGREEN CORPORATION NET INCOME (Dollars in Millions) Compound Growth 41%

2001 2002 2003 2004 2005 3 Mo. '05 3 Mo. '06 196.16 295.46 393.5 678.47 895.673 683.5 952.6 TOTAL CONSOLIDATED ASSETS (Dollars in Millions) Compound Growth 46% 39%

2001 2002 2003 2004 2005 3 Mo. '05 3 Mo. '06 70.03 107.53 125.5 294.79 349.785 324.24 349.538 SHAREHOLDERS' EQUITY (Dollars in Millions) Compound Growth 50% 8%

2001 2002 2003 2004 2005 3 Mo. '05 3 Mo. '06 1.32 1.37 1.39 0.91 1.17 0.713 1.36 DEBT-TO-EQUITY RATIO

2001 2002 2003 2004 2005 3 Mo. '05 3 Mo. '06 0.114 0.22 0.2301 0.273 0.17 0.321 0.073 RETURN ON AVERAGE EQUITY (Trailing 12 Months)

GROWTH STRATEGY Strong emphasis on Homebuilding Operations New Master Planned Communities to support Homebuilding growth and leverage core competencies Acquisitions Primarily outside Florida Limited near term appetite Add value with Levitt brand and Active Adult expertise

Strong legacy and powerful brand Florida is #1 state for homebuilding Experienced management in place for future growth Expert in Active Adult market Accomplished developer of Master Planned Communities Solid and diversifying land position KEY CONSIDERATIONS (NYSE: LEV)

2000 2005 Net Income 7 54.9 2000 2005 Backlog 94.8 557.3 2000 2005 Total Assets 168.9 895.7 2000 2005 Shareholder Equity 62.5 349.8 2000 2005 Total Revenues 106 561.9 CAGR =Compound Annual Growth Rate 40% 41% 43% 40% 51% CAGR CAGR CAGR CAGR CAGR SUMMARY FINANCIAL RESULTS (Dollars in Millions)

Developing Communities Since 1929

APPENDIX

HOMEBUILDING COMMUNITIES Active Adult As of March 31, 2006

HOMEBUILDING COMMUNITIES Family As of March 31, 2006 46

Developing Communities Since 1929 NYSE LEV